UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000
__________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01           Completion of Acquisition or Disposition of Assets

Effective as of 5:01 p.m. on December 31, 2019 (the “Effective Time”), First Community Bankshares, Inc., a Virginia corporation (“First Community”) completed its previously announced merger (the “Merger”) with Highlands Bankshares, Inc., a Virginia corporation headquartered in Abingdon, Virginia (“Highlands”), pursuant to an Agreement and Plan of Merger (the “Agreement”) dated as of September 11, 2019, by and between First Community and Highlands. At the Effective Time, Highlands merged with and into First Community, with First Community as the surviving corporation in the Merger.

Immediately following the Merger, Highlands Union Bank, a wholly-owned subsidiary of Highlands, merged with and into First Community Bank, a wholly-owned subsidiary of First Community (the “Bank Merger”), with First Community Bank as the surviving bank in the Bank Merger.

The foregoing description of the transactions contemplated by the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, attached as Exhibit 2.1 to First Community’s Current Report on Form 8-K filed on September 11, 2019 and incorporated herein by reference.

Item 8.01           Other Events

On December 31, 2019, First Community issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission. A copy of the press release shall not be deemed “filed” for any purpose.

Item 9.01           Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired.

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)          Pro Forma Financial Information.

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d)           Exhibits:

2.1         Agreement and Plan of Merger, dated as of September 11, 2019, by and between First Community Bankshares, Inc. and Highlands Bankshares, Inc. (attached as Exhibit 2.1 to First Community’s Form 8-K filed on September 11, 2019 and incorporated herein by reference).

99.1         Press Release, dated December 31. 2019, issued by First Community Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	January 2, 2020	By:	/s/ David D. Brown
David D. Brown
Chief Financial Officer